EXHIBIT POWER OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Fleitz, Director and Chairman of the Board of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Michael E. Fleitz
Michael E. Fleitz
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dmitri Ponomarev, Director and Vice Chairman of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Dmitri Ponomarev
Dmitri Ponomarev
Director and Vice Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Perry H. Braun, Director, Senior Vice President, and Chief Investment Officer of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Perry H. Braun
Perry H. Braun
Director, Senior Vice President, and Chief Investment Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott Sheefel, Director and President of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Scott Sheefel
Scott Sheefel
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Steven D. Lash
Steven D. Lash
Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John P. Schreiner, Director of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2021.

/s/ John P. Schreiner
John P. Schreiner
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Overbeeke, Director of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2021.

/s/ David Overbeeke
David Overbeeke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John J. Quinn, Director of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II
Allstate RetirementAccess Variable
Annuity B Series
Allstate RetirementAccess Variable
Annuity L Series
Allstate RetirementAccess Variable
Annuity X Series
Custom Portfolio Plus Variable Annuity
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity New York
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Allstate Advisor Variable Annuity
Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2021.

/s/ John J. Quinn
John J. Quinn
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert Deutsch, Director of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest
	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable

Annuity B Series

Allstate RetirementAccess Variable

Annuity L Series

Allstate RetirementAccess Variable

Annuity X Series

Custom Portfolio Plus Variable Annuity

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity New York

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2021.

/s/ Robert Deutsch
Robert Deutsch
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark R. Sarlitto, Senior Vice President, General Counsel, and Secretary of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467

SelectDirections

Custom Portfolio

AIM Lifetime Plus

AIM Lifetime Plus II

Allstate RetirementAccess Variable

Annuity B Series

Allstate RetirementAccess Variable

Annuity L Series

Allstate RetirementAccess Variable

Annuity X Series

Custom Portfolio Plus Variable Annuity

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity New York

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

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The Scudder Horizon Plan Variable

Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Mark Sarlitto
Mark R. Sarlitto
Senior Vice President, General Counsel, and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert Fahr, Vice President and Controller of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467

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AIM Lifetime Enhanced Choice VA

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Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity

Intramerica Variable Annuity Account	811-05649

Product Name	Separate Account Name	File No. Securities Act of 1933

Market Value Adjustment Contract	Allstate Life Insurance Company of New York	Former no. 333-254871

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2021.

/s/ Robert Fahr
Robert Fahr
Vice President and Controller